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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 18, 2006

HOSPITALITY PROPERTIES TRUST
(Exact Name of Registrant as Specified in Its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	1-11527 (Commission File Number)	04-3262075 (IRS Employer Identification No.)
400 Centre Street, Newton, Massachusetts (Address of Principal Executive Offices)		02458 (Zip Code)

617-964-8389
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/
/    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/
/    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/
/    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/
/    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

        On December 18, 2006, Hospitality Properties Trust, or the Company, priced an underwritten public offering of 12,000,000 common shares of beneficial interest. The Company expects to issue and deliver these shares on or about December 22, 2006. The public offering price was $47.51 per share. The Company expects to use the $545 million of net proceeds of the offering (after estimated expenses and underwriters' commissions) to partially fund the acquisition of TravelCenters of America, Inc., or the TA Acquisition, previously described in the Company's Current Report on Form 8-K, dated December 12, 2006. Because the TA Acquisition is not expected to close until 2007, the Company expects to use some of the net proceeds for general business purposes including repaying amounts periodically outstanding under the Company's revolving bank credit facility, if any, and funding capital improvements to the Company's hotels. Further, the offering is not contingent upon the Company closing the TA Acquisition; and, in the event the TA Acquisition does not close, the Company expects to use the net proceeds from the offering for general business purposes including repaying amounts periodically outstanding under the Company's revolving bank credit facility, if any, funding capital improvements to the Company's hotels, funding other real estate acquisitions which have not yet been identified, and possibly repaying some of the Company's outstanding debt and redeeming the Company's outstanding 8 7/8% Series B preferred shares with an aggregate liquidation preference of $86.3 million. The Company also granted the underwriters an option to purchase an additional 1,800,000 common shares to cover overallotments, if any.

        A prospectus supplement relating to these common shares will be filed with the Securities and Exchange Commission. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration of qualification under the securities laws of any such state.

WARNING CONCERNING FORWARD LOOKING STATEMENTS

THIS REPORT CONTAINS FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER FEDERAL SECURITIES LAWS, INCLUDING WITH RESPECT TO THE COMPANY'S ISSUANCE OF THE COMMON SHARES (INCLUDING THE OVERALLOTMENT OPTION) AND ITS INTENDED USE OF THE PROCEEDS. THESE FORWARD LOOKING STATEMENTS ARE BASED UPON THE COMPANY'S PRESENT EXPECTATIONS, BUT THESE STATEMENTS AND THE IMPLICATIONS OF THESE STATEMENTS ARE NOT GUARANTEED. YOU SHOULD NOT PLACE UNDUE RELIANCE UPON FORWARD LOOKING STATEMENTS.

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Item 9.01.    Financial Statements and Exhibits.

        (b)    Pro Forma Financial Information

INDEX TO FINANCIAL STATEMENTS AND SCHEDULES

Page
Hospitality Properties Trust Unaudited Pro Forma Financial Statements
Introduction to Unaudited Pro Forma Financial Statements	F-1
Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2006	F-3
Unaudited Pro Forma Consolidated Statement of Income for the nine months ended September 30, 2006	F-4
Notes to Unaudited Pro Forma Consolidated Financial Statements	F-5

        (d)    Exhibits

1.1
Underwriting Agreement dated as of December 18, 2006 between Hospitality Properties Trust and the underwriters named therein, pertaining to the sale of up to 13,800,000 of the Company's common shares of beneficial interest.
5.1	Opinion of Venable LLP.
23.2	Consent of Venable LLP (contained in Exhibit 5.1).

3

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

HOSPITALITY PROPERTIES TRUST
	By:	/s/ MARK L. KLEIFGES
	Name:	Mark L. Kleifges
	Title:	Treasurer and Chief Financial Officer
Dated: December 18, 2006

4

Hospitality Properties Trust

Introduction to Unaudited Pro Forma Financial Statements

        On September 15, 2006, we agreed to acquire TravelCenters of America, Inc., or TCA. As more fully described in our Current Report on Form 8-K filed with the Securities and Exchange Commission, or SEC, on December 12, 2006, or the TCA Current Report, if we complete the acquisition of TCA, we intend to simultaneously restructure the business of TCA and to distribute all of the common shares of our subsidiary, TravelCenters of America LLC, or TA, to our shareholders in a spin off transaction.

        The registration statement relating to the anticipated spin off has not been declared effective by the SEC and may be amended prior to its effectiveness. TA's common shares may not be distributed prior to the time the registration statement becomes effective. Furthermore, we have not yet entered into definitive agreements with TA regarding the terms of the spin off and related transactions, including the lease we describe in the TCA Current Report. The description in the TCA Current Report of the lease and the other agreements that we expect to enter with TA includes the material terms which we expect as of the date of this Current Report on Form 8-K. The final terms may be different from those that we now expect. Final terms are subject to negotiation between us and TA, and are subject to approval by our board of trustees and TA's board of directors. Changes could affect the terms of the lease and other agreements described in the TCA Current Report and may include, for example, an increase or decrease in the initial capital of TA on the date of the spin off, an increase or decrease in annual minimum rent, percentage rent or term of the lease. Consequently, amounts presented in the unaudited pro forma financial statements related to these agreements could change.

        The unaudited pro forma consolidated balance sheet as of September 30, 2006, presents our financial position as if the acquisition of TCA, the restructuring of that business, the spin off of TA and the closing of our sale of 12,000,000 common shares as described in the notes thereto and in Item 8.01 of this Current Report on Form 8-K, had been completed as of September 30, 2006.

        The unaudited pro forma consolidated statement of income for the nine months ended September 30, 2006, present our results of operations as if (i) the acquisition of certain hotels in 2006 and the commencement of the related management contracts; (ii) the July 2006 common share sales; (iii) the June 2006 senior notes offering; (iv) the acquisition of TCA, the restructuring of TCA's business and the spin off of TA; (v) the closing of our sale of 12,000,000 common shares and (vi) certain other transactions as described in the notes thereto all had been completed as of January 1, 2006.

        These unaudited pro forma financial statements are based in part upon our historical financial statements contained in our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2006, filed with the SEC and the historical financial statements of TCA included in the TCA Current Report and should be read in conjunction with those financial statements and the notes thereto.

        The allocation of the purchase price of the TCA acquisition and the assets and liabilities distributed in the spin off of TA as reflected in these unaudited pro forma consolidated financial statements have, with the assistance of independent valuation specialists, been based upon preliminary estimates of the fair value of assets acquired and liabilities assumed. A final determination of the fair value of TCA's assets and liabilities and the assets and liabilities distributed in the spin off of TA, which cannot be made prior to the completion of the transactions, will be based on the actual net tangible and intangible assets of TCA that exist as of the date of the completion of the transactions. Consequently, amounts preliminarily allocated to assets and liabilities acquired and distributed in the spin off could change significantly from those used in the pro forma unaudited consolidated financial statements. Furthermore, the unaudited pro forma financial statements assume the acquisition of TCA is financed with the proceeds of our sale of 12,000,000 common shares and borrowings under a commitment for an unsecured credit facility we obtained from an affiliate of Merrill Lynch & Co., Inc, or the acquisition facility. We anticipate financing the TCA acquisition on a long term basis through the issuance of both equity and debt securities. These unaudited pro forma financial statements are provided for informational purposes only and upon completion of the planned long term financing for the TCA acquisition our financial position and results of our operations will be significantly different than what is presented in these unaudited pro forma financial statements. In the opinion of management, all adjustments necessary to reflect the effects of the transactions described above have been included in the pro forma financial statements.

        The unaudited pro forma financial statements are not necessarily indicative of what our actual financial position or results of operations would have been as of the date or for the periods indicated, nor does it represent our financial position or results of operations for any future date or period.

Hospitality Properties Trust
Unaudited Pro Forma Consolidated Balance Sheet
As of September 30, 2006
(dollars in thousands)

	Hospitality Properties Trust Historical	Common Equity Offering	Pro Forma	TravelCenters of America, Inc. Historical	Merger Adjustments		Restructuring and Spin Off Adjustments		Pro Forma
	A	B		C	D
ASSETS
Real estate properties, at cost:
Land	$584,199	$—	$584,199	$81,977	$514,389	E	$(7,884)	M	$1,172,681
Buildings, improvements and equipment	3,423,392	$—	3,423,392	1,020,349	(13,168)	E	(87,426)	M	4,343,147

	4,007,591	—	4,007,591	1,102,326	501,221		(95,310)		5,515,828
Accumulated depreciation	(678,303)	—	(678,303)	(466,514)	466,514	F	—		(678,303)

	3,329,288	—	3,329,288	635,812	967,735		(95,310)		4,837,525
Cash and cash equivalents	17,040	531,992	549,032	93,565	(412,352)		(213,205)	L,M	17,040
Restricted cash (FF&E reserve escrow)	29,797	—	29,797	—	—		—		29,797
Intangible assets	—	—	—	51,603	178,334	G	(55,922)	M	174,015
Other assets, net	46,567	—	46,567	222,727	(22,311)	H	(200,416)	M	46,567

	$3,422,692	$531,992	$3,954,684	$1,003,707	$711,406		$(564,853)		$5,104,944

LIABILITIES AND SHAREHOLDERS' EQUITY
Revolving bank credit facility	$13,000	$(13,000)	$—	$—	$—		$—		$—
Senior notes, net of discounts	1,195,982	—	1,195,982	—	—		—		1,195,982
Acquisition facility	—	—	—	—	1,492,030	I	—		1,492,030
Mortgage payable	3,717	—	3,717	677,478	(677,478)	J	—		3,717
Security deposits	185,366	—	185,366	—	—		—		185,366
Accounts payable and other liabilities	117,256	—	117,256	242,528	(19,445)	H	(223,083)		117,256
Due to affiliate	8,346	—	8,346	—	—		—		8,346
Dividends payable	1,914	—	1,914	—	—		—		1,914

Total liabilities	1,525,581	(13,000)	1,512,581	920,006	795,107		(223,083)		3,004,611

Commitments and contingencies
Shareholders' equity:
Preferred shares of beneficial interest	83,306	—	83,306	—	—		—		83,306
Common shares of beneficial interest	743	120	863	—	—		—		863
Additional paid-in capital	2,158,362	544,872	2,703,234	239,706	(239,706)	K	—		2,703,234
Cumulative net income	1,318,245	—	1,318,245	(156,005)	156,005	K	—		1,318,245
Cumulative preferred distributions	(65,078)	—	(65,078)	—	—		—		(65,078)
Cumulative common distributions	(1,598,467)	—	(1,598,467)	—	—		(341,770)	M	(1,940,237)

Total shareholders' equity	1,897,111	544,992	2,442,103	83,701	(83,701)		(341,770)		2,100,333

	$3,422,692	$531,992	$3,954,684	$1,003,707	$711,406		$(564,853)		$5,104,944

Hospitality Properties Trust
Unaudited Pro Forma Consolidated Statement of Income
For the nine months ended September 30, 2006
(in thousands, except per share data)

									Travel Centers of America, Inc. Acquisition Adjustments
		Hotel Acquisitions and FF&E Funding Adjustments		Debt and Common Equity Offering Adjustments
	Hospitality Properties Trust Historical					Common Equity Offering		Pro Forma	Travel Centers of America, Inc. Historical	Merger, Restructuring and Spin Off		Pro Forma
	A					B		C
Revenues:
Hotel operating revenues	$665,867	$10,691	N	$—		$—		$676,558	$—	$—		$676,558
Rental income	98,270	889	O	—		—		99,159	—	128,039	U	227,198
FF&E reserve income	15,505	—		—		—		15,505	—	—		15,505
TA operating revenues	—	—		—		—		—	3,678,468	(3,678,468)	V	—
Interest income	1,387	—		—		—		1,387	—	—		1,387

Total revenues	781,029	11,580		—		—		792,609	3,678,468	(3,550,429)		920,648

Expenses:
Hotel operating expenses	485,720	6,876	N	—		—		492,596	—	—		492,596
TA operating expenses	—	—		—		—		—	3,499,289	(3,499,289)	V	—
Interest	60,951	2,995	P	(1,959)		(549)	T	61,438	35,016	33,437	W	129,891
Depreciation and amortization	107,235	3,833	Q	—		—		111,068	52,124	(11,431)	X	151,761
General and administrative	19,950	266	R	—		—		20,216	48,532	(42,241)	Y	26,507
Other, net	—	—		—		—		—	2,944	(2,944)	V	—

Total expenses	673,856	13,970		(1,959)		(549)		685,318	3,637,905	(3,522,468)		800,755

Income (loss) before income taxes	107,173	(2,390)		1,959		549		107,291	40,563	(27,961)		119,893
Income taxes	—	—		—		—		—	(15,458)	15,458	V	—

Net income (loss)	107,173	(2,390)		1,959		549		107,291	25,105	(12,503)		119,893
Preferred distributions	(5,742)	—		—		—		(5,742)	—	—		(5,742)

Net income (loss) available for common shareholders	$101,431	$(2,390)		$1,959		$549		$101,549	$25,105	$(12,503)		$114,151

Weighted average common shares outstanding	72,502			1,743	S	12,000	T	86,245				86,245

Basic and diluted earnings per common share:
Net income available for common shareholders	$1.40							$1.18				$1.32

Hospitality Properties Trust

Notes to Unaudited Pro Forma Financial Statements

(dollars in thousands)

A.
Represents the historical financial statements of Hospitality Properties Trust, or HPT.

B.
Represents the effect of the sale of 12 million common shares at a price of $47.51 per common share or approximately $45.42 per common share net of underwriting discount and other offering expenses equal to 4.4% of the total proceeds. There can be no assurance that the closing of the sale of common shares will be completed.

C.
Represents the historical financial statements of TravelCenters of America, Inc., or TCA.

D.
The calculation of the TCA purchase price is as follows:

Cash consideration	$1,216,904	(1)
Assumed indebtedness to be extinguished at closing	677,478
Estimated fees and other expenses	10,000

	$1,904,382

  (1)
  Cash consideration per the merger agreement is equal to $1,925,000 less assumed indebtedness on the merger date and adjusted for working capital, as defined, in excess of or less than $100,000 on the merger date.

E.
Represents adjustments to record the TCA real estate at its estimated fair market value.

F.
Represents the elimination of TCA's historical accumulated depreciation.

G.
Represents elimination of TCA's historical goodwill and other intangible assets of $51,603 and the recognition of identifiable intangible assets and goodwill of $229,937 in connection with the acquisition.

H.
Represents adjustments to record certain TCA assets acquired and liabilities assumed at their estimated fair market values:

	TCA's historical carrying amount	Estimate of fair market value	Adjustment	Note
	Column I	Column II	Column II less Column I
Other assets:
Accounts receivable	$89,459	$89,459	$—	(1)
Inventories	88,323	93,013	4,690	(2)
Deferred income taxes	10,059	—	(10,059)	(3)
Other assets	18,629	17,944	(685)	(4)
Deferred financing costs, net	16,257	—	(16,257)	(5)

	$222,727	$200,416	$(22,311)

Other liabilities:
Accounts payable	$124,729	$124,729	$—	(1)
Other liabilities	108,987	98,354	(10,633)	(5)
Deferred income taxes	8,812	—	(8,812)	(3)

	$242,528	$223,083	$(19,445)

  (1)
  TCA's historical carrying value is equal to estimated fair market value.

  (2)
  Represents adjustment to record acquired profit in TCA's inventories.

  (3)
  Represents the elimination of TCA's historical carrying amount of deferred income tax assets and liabilities because HPT is a real estate investment trust and generally not subject to income taxes.

  (4)
  Represents the elimination of certain TCA notes receivable to be repaid in connection with the acquisition.

  (5)
  Represents the elimination of TCA's accrued interest and certain other accrued liabilities to be paid in connection with the closing of the acquisition and the elimination of TCA's unamortized deferred financing costs. In connection with the HPT's planned acquisition all of TCA's debt will be extinguished.

I.
Represents borrowings on HPT's $2,000,000 commitment for interim acquisition financing from an affiliate of Merrill Lynch, Pierce, Fenner & Smith, Inc., or Merrill Lynch, to partially fund the planned acquisition of TCA. Note that HPT anticipates financing the TCA acquisition on a long term basis through the issuance of both equity and debt securities. These unaudited pro forma financial statements are provided for informational purposes only and, upon completion of the long term financing for the TCA acquisition, the financial position and results of operations of HPT will be significantly different than what is presented in these unaudited pro forma financial statements.

J.
Represents the elimination of TCA's debt that will be extinguished in connection with HPT's acquisition.

K.
Represents the elimination of the historical shareholders' equity of TCA.

L.
Represents the estimate of additional cash to be contributed by HPT to TA in connection with the planned spin off.

M.
Represents the planned spin off of TA to HPT's shareholders. In the planned spin off, TA will retain cash and net working capital of $200,000, certain real and personal property and the operating business assets of TCA, including identifiable intangible assets and goodwill of $85,131.

N.
Represents adjustments to reflect: (i) HPT's 2006 hotel acquisitions and commencement of the related management contract; and (ii) increases in minimum returns due to HPT under its management agreements for FF&E escrow deposits not funded by hotel operations, but separately funded by HPT in 2006 as if all transactions occurred on January 1, 2006. HPT's hotel acquisition and FF&E escrow reserve transactions during the nine months ended September 30, 2006 are summarized as follows:

Date	Number of Hotels	Brand	Purchase Price (Net Proceeds)	Minimum Annual Return/ Rent
2006 Acquisitions:
January 6, 2006	1	InterContinental	78,000	4,800
January 25, 2006	8	5 Crowne Plaza, 1 Holiday Inn Select and 2 Staybridge Suites	166,200	13,296
April 6, 2006	2	Crowne Plaza	63,000	5,040
2006 FF&E fundings(1):
Various			54,856	5,220

			362,056	28,356

  (1)
  Under the terms of HPT's hotel management agreements, the annual minimum returns due HPT generally increase to the extent HPT makes such a funding by 8.5% to 10% of the amount funded.

O.
Represents adjustments to reflect increases in minimum rents due to HPT under its hotel leases for FF&E escrow deposits not funded by hotel operations, but separately funded by HPT as if such amounts had been funded as of January 1, 2006. Under the terms of the hotel leases, the annual minimum rents due HPT generally increase to the extent HPT makes such a funding by 8.5% to 10% of the amount funded. HPT funded FF&E escrow deposits of $54,856 in the nine months ended September 30, 2006.

P.
Represents the effect of borrowing at LIBOR plus 55 basis points (weighted average interest rate of 5.57% for the nine months ended September 30, 2006) under HPT's revolving bank credit facility to fund the hotel acquisitions and FF&E escrow fundings described in Notes N and O assuming the transactions occurred on January 1, 2006.

  The pro forma impact on interest expense of a 1/8 percent change in LIBOR is approximately $67 for the nine months ended September 30, 2006.

Q.
Represents the effect of the hotel acquisitions and FF&E escrow fundings described in Notes N and O on depreciation expense assuming the transactions occurred on January 1, 2006.

  Depreciation expense is calculated on a straight line basis over the estimated useful lives of buildings, improvements and equipment of up to 40 years.

R.
Represents the effects of the hotel acquisitions and FF&E escrow fundings described in Notes N and O on general and administrative expense assuming the acquisitions and fundings occurred on January 1, 2006.

S.
Represents the effect of HPT's June 15, 2006, issuance of $275,000 of 6.3% senior notes, July 26, 2006, sale of 2,000,000 common shares and July 28, 2006, sale of 300,000 common shares on interest expense assuming the issuances occurred on January 1, 2006. The net proceeds from these issuances of $367,760 after discounts and other expenses and were used to repay borrowings outstanding under HPT's revolving bank credit facility at LIBOR plus 55 basis points (weighted average interest rate of 5.57% for the nine months ended September 30, 2006).

T.
Represents the effect of HPT's closing of the sale of 12,000,000 common shares described in note B on interest expense and weighted average common shares outstanding assuming the planned sale occurred on January 1, 2006 and $13,000 of the net proceeds were used to repay borrowings outstanding under HPT's revolving bank credit facility at LIBOR plus 55 basis points (weighted average interest rate of 5.57% for the nine months ended September 30, 2006). There can be no assurance that the closing of the sale of common shares will be completed.

U.
After completion of the planned spin off HPT will lease the TCA real estate to TA under the terms of a long term lease as more fully described elsewhere in the TCA Current Report. The expected terms of the lease will require TA to make minimum rent payments that have scheduled increases during the term. Adjustments have been recorded as follows:

	Nine Months Ended September 30, 2006	Year Ended December 31, 2005
Minimum rent (cash)	$115,125	$153,500
Required straight line adjustment	12,914	17,219

	$128,039	$170,719

V.
Represents elimination of the historical operating results of the TCA business to be transferred to TA in the planned spin off.

W.
Represents the elimination of TCA's historical interest expense and the recognition of interest expense to reflect the effect of borrowings of $1,492,030 at LIBOR plus 70 basis points (6.05% as of December 8, 2006) under HPT's $2,000,000 commitment for interim acquisition financing from an affiliate of Merrill Lynch to fund the acquisition of TravelCenters and to capitalize TA. In connection with HPT's planned acquisition, all of TCA's debt will be extinguished.

  The pro forma impact on interest expense of a 1/8 percent change in LIBOR is approximately $1,414 for the nine months ended September 30, 2006.

X.
Represents the elimination of TCA's historical depreciation and amortization expense and the recognition of depreciation and amortization expense to reflect the effect of the TCA real estate and intangible assets retained by HPT on depreciation and amortization expense. Depreciation and amortization expense is calculated on a straight line basis over the estimated useful lives of the buildings, improvements and equipment and intangible assets of up to 40 years.

Y.
Represents the elimination of TCA's historical general and administrative expense and the expected increase in HPT's general and administrative expense as a result of the acquisition of TCA.

QuickLinks

  Item 8.01. Other Events.
  Item 9.01. Financial Statements and Exhibits.
INDEX TO FINANCIAL STATEMENTS AND SCHEDULES
SIGNATURES
Hospitality Properties Trust Introduction to Unaudited Pro Forma Financial Statements
Hospitality Properties Trust Unaudited Pro Forma Consolidated Balance Sheet As of September 30, 2006 (dollars in thousands)
Hospitality Properties Trust Unaudited Pro Forma Consolidated Statement of Income For the nine months ended September 30, 2006 (in thousands, except per share data)
Hospitality Properties Trust Notes to Unaudited Pro Forma Financial Statements (dollars in thousands)